UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2016

Starwood Hotels & Resorts Worldwide, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-7959	52-1193298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StarPoint, Stamford, Connecticut (Address of Principal Executive Offices)	06902 (Zip Code)

Registrant’s telephone number, including area code: (203) 964-6000 Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 8, 2016, Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (“Starwood”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the Definitive Proxy Statement, dated February 17, 2016, which was first mailed to Starwood stockholders on February 19, 2016.

As of the close of business on February 2, 2016, the record date for the Special Meeting, there were 168,762,649 shares of Starwood common stock issued and outstanding and entitled to vote at the Special Meeting.  Stockholders entitled to cast 66.87% of all the votes entitled to be cast at the Special Meeting were present in person or represented by proxy at the Special Meeting.  Each of the two proposals was approved by the requisite vote of Starwood stockholders.  The tables below detail the voting results for each proposal:

1.	Proposal to approve the transactions contemplated by the Agreement and Plan of Merger, dated as of November 15, 2015 (the “Merger Agreement”), as amended by Amendment Number 1, dated as of March 20, 2016, by and among Starwood, Marriott International, Inc., a Delaware corporation (“Marriott”), Solar Merger Sub 1, Inc., a wholly owned direct subsidiary of Starwood (“Holdco”), Solar Merger Sub 2, Inc., a wholly owned direct subsidiary of Holdco (“Starwood Merger Sub”), Mars Merger Sub, Inc., a wholly owned direct subsidiary of Marriott (“Marriott Corporate Merger Sub”), and Mars Merger Sub, LLC, a wholly owned direct subsidiary of Marriott (“Marriott LLC Merger Sub”). Those transactions include the merger of Starwood Merger Sub with and into Starwood, with Starwood continuing as the surviving corporation and a wholly owned subsidiary of Holdco, and the merger of Marriott Corporate Merger Sub with and into Holdco, with Holdco continuing as the surviving corporation and a wholly owned subsidiary of Marriott (which is referred to as the “combination transactions”). Set forth below are the voting results for this proposal.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
107,522,387	1,216,635	4,118,673	0

The proposal to approve the combination transactions received the affirmative vote of approximately 63.71% of the shares of Starwood common stock outstanding and entitled to vote thereon.

2.	Proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Starwood’s named executive officers in connection with the combination transactions. Set forth below are the voting results for this proposal.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
105,252,482	3,110,826	4,494,387	0

The proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Starwood’s named executive officers in connection with the combination transactions received the affirmative vote of approximately 93.26% of all votes cast.

Item 8.01     Other Events.
On April 8, 2016, Starwood and Marriott issued a joint press release announcing the results of the stockholder vote at the Special Meeting and the Marriott special meeting.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements
This communication includes “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission (“SEC”) in its rules, regulations and releases.  Forward-looking statements are any statements other than statements of historical fact, including statements regarding Starwood’s and Marriott’s expectations, beliefs, hopes, intentions or strategies regarding the future.  Among other things, these forward-looking statements may include statements regarding the proposed combination of Starwood and Marriott; our beliefs relating to value creation as a result of a potential combination with Marriott; the expected timetable for completing the transactions; benefits and synergies of the transactions; future opportunities for the combined company; and any other statements regarding Starwood’s and Marriott’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning.  Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements.  Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with associates and labor unions, our ability to consummate potential acquisitions or dispositions or the spin-off of our vacation ownership business and its subsequent merger with a wholly owned subsidiary of ILG or realize the anticipated benefits of such transactions, and those disclosed as risks in other reports filed by Starwood with the SEC, including those described in Part I of our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as well as on Marriott’s most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K and those discussed in the joint proxy statement/prospectus included in the registration  statement on Form S-4 (Reg. No. 333-208684) filed by Marriott with the SEC on December 22, 2015 and the amendments thereto. Other risks and uncertainties include the timing and likelihood of completion of the proposed transactions between Starwood and Marriott, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed transactions that could reduce anticipated benefits or cause the parties to abandon the transactions; the possibility that Starwood’s stockholders may not approve the proposed transactions; the possibility that Marriott’s stockholders may not approve the proposed transactions; the possibility that the expected synergies and value creation from the proposed transactions will not be realized or will not be realized within the expected time period; the risk that the businesses of Starwood and Marriott will not be integrated successfully; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed transactions do not close, including due to the failure to satisfy the closing conditions; as well as more specific risks and uncertainties. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made.  Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 8, 2016

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2016	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

	By:	/s/ Kristen W. Prohl
		Name:	Kristen W. Prohl
		Title:	Vice President, Chief Regulatory Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated April 8, 2016